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                                  EXHIBIT 32(a)

                                  CERTIFICATION


               In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of Lindsay Manufacturing Co. (the "Company") for the quarter ended May 31, 2005, I, Richard W. Parod, Chief Executive Officer of the Company and I, David B. Downing, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

               (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


               /s/ RICHARD W. PAROD
               -------------------------------
               President and Chief Executive Officer
               Richard W. Parod


               /s/ DAVID B. DOWNING
               -------------------------------
               Vice President and Chief Financial Officer
               David B. Downing


               July 11, 2005

               A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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